CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Great American Reserve Insurance Company


We consent to the inclusion in this registration statement on Form N-4 (File No. 33-61122) of our reports dated February 21, 1997 and March 14, 1997, respectively, on our audits of the financial statements of Great American Reserve Variable Annuity Account C and Great American Reserve Insurance Company. We also consent to the reference to our firm under the heading "Independent Accountants."

                                                   /S/ COOPERS & LYBRAND, L.L.P.
                                                   -----------------------------
                                                       Coopers & Lybrand, L.L.P.

Indianapolis, Indiana
April 30, 1997